Exhibit 99.1
 2022 Baird Global Industrial Conference  Wednesday, November 9, 2022  Paul Manning  Chairman of the Board, President and Chief Executive Officer  Steve Rolfs  Senior Vice President and Chief Financial Officer

 FORWARD-LOOKING STATEMENTS  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those sugges ted by these forward-looking  statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the COVID- 19 pandemic, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, the availability and cost of raw materials, energy, and other supplies, the availability and cost of labor, logistics, and transportation, governmental regulations and restrictions, and general economic conditions, including inflation; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as updated and supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, and adjusted operating margin (which exclude divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income), (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs and income, and the results of the divested operations), and (3) percentage changes in revenue and operating income on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars and revenue and operating income of the divested product lines). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 Sensient Technologies Corporation  2  Provider of customized solutions for the food and beverage, pharmaceutical,  and personal care markets  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique ability to service global, regional, and local customers  Technically-driven products deliver high impact relative to cost

 5  Sensient Portfolio  2021 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  *Adj. Revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Color Group  2021 Revenue: $545M 2021 Adj. Revenue*: $543M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2021 Revenue: $739M 2021 Adj. Revenue*: $712M Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2021 Revenue: $135M 2021 Adj. Revenue*: $135M Core Areas of Focus: Flavors and Colors for food and beverage

 6  2022 September YTD Performance  Local Currency Adjusted Revenue*  Local Currency Adjusted Operating Income*  Adjusted  Operating Margin*  Color  +16.0%  +17.3%  Flat  Flavors & Extracts  +6.9%  +14.6%  +120 bps  Asia Pacific  +17.2%  +29.6%  +180 bps  Consolidated  +11.0%  +16.7%  +60 bps  * Local-currency (LC) adjusted revenue, local-currency adjusted operating income and adjusted operating margin are Non-GAAP metrics. Please see our GAAP to Non- GAAP Reconciliation at the end of this document.

 7  Why Invest?  Strong competitive position  ‘Sticky’ business (& low portion of customer costs)  Global presence  Exposure to stable and growing markets Focused on improving returns and on growth

 APPENDIX  *Amounts in thousands, except percentages

 Non-GAAP Financial Measures  Results by Segment  Revenue   2021    Adjustments*   2021   Flavors & Extracts  $ 739,427  $ (27,837)  $ 711,590  Color  545,270  (2,080)  543,190  Asia Pacific  135,348  (295)  135,053  Intersegment elimination   (39,781)   150    (39,631)  Consolidated   $ 1,380,264    $ (30,062)   $ 1,350,202    Year Ended December 31,   Adjusted  * For Revenue, adjustments consist of revenues of the divested product lines.  12

 Non-GAAP Financial Measures (Cont’d)  12  Revenue   Total   Foreign  Exchange Rates  Adjustments*  Adjusted  Local Currency  Flavors & Extracts  (0.5%)  (2.4%)  (5.0%)  6  Color  11.8%  (3.8%)  (0.4%)  Asia Pacific  9.5%  (7.4%)  Total Revenue  4.7%  (3.3%)  Operating Income  Flavors & Extracts Color  Asia Pacific Corporate & Other  Total Operating Income  * For Revenue, relate  Nine Months Ended September 30, 2022

Non-GAAP Financial Measures (Cont'd)

Results by Segment	Nine Months Ended September 30,					
Revenue	2022	Adjustments*	Adjusted 2022	2021	Adjustments*	Adjusted 2021
Flavors & Extracts	$ 559,110	-	$ 559,110	$ 561,979	$ (27,616)	$ 534,363
Color	456,175	-	456,175	408,166	(1,638)	406,528
Asia Pacific	109,014	-	109,014	99,599	(295)	99,304
Intersegment elimination	(35,996)	-	(35,996)	(29,928)	150	(29,778)
Consolidated	$ 1,088,303	$ -	$ 1,088,303	$ 1,039,816	$ (29,399)	$ 1,010,417
Operating Income						
Flavors & Extracts	$ 83,929	-	$ 83,929	$ 76,718	$ (2,859)	$ 73,859
Color	90,035	-	90,035	79,462	548	80,010
Asia Pacific	22,877	-	22,877	19,146	(87)	19,059
Corporate & Other	(41,315)	-	(41,315)	(45,718)	11,491	(34,227)
Consolidated	$ 155,526	$ -	$ 155,526	$ 129,608	$ 9,093	$ 138,701
Operating Margin						
Flavors & Extracts	15.0%	-	15.0%	13.7%	0.1%	13.8%
Color	19.7%	-	19.7%	19.5%	0.2%	19.7%
Asia Pacific	21.0%	-	21.0%	19.2%	-	19.2%
Consolidated	14.3%	-	14.3%	12.5%	1.2%	13.7%

* *For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs, and 2021 operational improvement plan costs and income.*

SENSIENT®

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